UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________
FORM 8-K
________________________________________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2021
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NLIGHT, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38462	91-2066376
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
4637 NW 18th Avenue Camas, Washington		98607
(Address of principal executive offices)		(Zip Code)
(360) 566-4460
(Registrant’s telephone number, including area code)

5408 NE 88th Street, Building E
Vancouver, Washington 98665
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, par value $0.0001 per share	LASR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                     Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On June 10, 2021, nLIGHT, Inc. (the “Company”) held its 2021 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, 38,254,111 shares of the Company’s common stock, or approximately 89% of the 42,784,838 shares entitled to vote, were present virtually or by proxy and voted on the following proposals, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting filed with the United States Securities and Exchange Commission on April 30, 2021 (the "Proxy Statement"):

Proposal One - Election of Class III Directors. The following nominees were elected as Class III directors to serve until the 2024 annual meeting of stockholders or until their respective successors are duly elected and qualified.

Nominee	For	Withheld	Broker Non-Votes
Douglas Carlisle	34,266,450	1,358,167	2,629,494
Bill Gossman	34,263,641	1,360,976	2,629,494
Gary Locke	26,983,801	8,640,816	2,629,494

Proposal Two - Ratification of the Appointment of Independent Registered Public Accounting Firm. The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2021 was ratified. The voting results were as follows:

For	Against	Abstentions
38,108,857	135,350	9,904

Proposal Three – Advisory Non-Binding Vote on Named Executive Officer Compensation. The stockholders approved the compensation of the Company’s named executive officers as described in the Proxy Statement. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
28,609,274	7,001,610	13,733	2,629,494

Proposal Four – Advisory Non-Binding Vote on Frequency of Future Stockholder Advisory Votes to Approve Named Executive Officer Compensation. In accordance with the recommendation of the Board of Directors, the Company’s stockholders approved, on an advisory basis, one year as the frequency for holding future stockholder advisory votes to approve the compensation of the Company’s named executive officers. In light of such approval, the Company intends to hold a stockholder advisory vote on the compensation of the Company’s named executive officers on an annual basis until the next required vote on the frequency of holding a stockholder advisory vote to approve named executive officer compensation. The voting results were as follows:

One Year	Two Years	Three Years	Abstentions
35,479,896	28,792	104,453	11,476

Item 8.01.    Other Events.

Effective June 11, 2021, the Company moved its principal executive offices to 4637 NW 18th Avenue, Camas, Washington 98607. The Company’s phone number remains (360) 566-4460.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NLIGHT, INC.
(Registrant)

Date:	June 15, 2021	By:	/s/ MEREDITH WEISSHAAR
Meredith Weisshaar
VP, General Counsel and Corporate Secretary